UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 22, 2007

Tootie Pie Company, Inc.
(Exact name of registrant as specified in its charter)

Nevada		72-1602919
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

129 Industry Drive Boerne, TX 78006
(Address of principal executive offices)

(210) 737-6600
(Registrant’s telephone number)

___________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2007, our Board of Directors approved bonuses in the form of fully-vested stock options effective March 22, 2007 for our executive officers, Don Merrill, our President and Chief Executive Officer, and David Patterson, our Treasurer and Chief Financial Officer.

The following table summarizes the approved stock options granted for each of our executive officers:

Name/Title	Stock Option Shares	Term	Exercise Price	Type of Stock
Don Merrill Chairman of the Board of Directors, President and Chief Executive Officer	150,000	10 Years	$0.40 per share	Unregistered Common Stock
David Patterson Treasurer and Chief Financial Officer	50,000	10 Years	$0.40 per share	Unregistered Common Stock

The foregoing description of  the  terms and conditions of the Stock Option Agreements is qualified  in  its  entirety  by,  and  made  subject  to,  the more  complete information set forth in the Stock Option Agreement between the Company and Don Merrill and David Patterson, included on this Form 8-K as Exhibit 10.1 and 10.2, respectively, and incorporated  herein.

This Report may contain forward-looking statements, including, without limitation, statements concerning our possible or assumed future results of operations. These statements are preceded by, followed by or include the words "believes," "could," "intends," "expects," "anticipates," or similar expressions. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including, but not limited to, our ability to implement our business plan, our ability to raise additional funds, consumer acceptance of our products, our ability to broaden our customer base, our ability to maintain a satisfactory relationship with our suppliers and distributors, and other risks described in reports filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

Financial Statements and Exhibits.

EXHIBIT NO.	DOCUMENT DESCRIPTION

10.1	Stock Option Agreement between the Company and Don Merrill, dated March 22, 2007 (filed herewith).

10.2	Stock Option Agreement between the Company and David Patterson, dated March 22, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOOTIE PIE COMPANY, INC.
Date: March 28, 2007	By:	/s/ Don Merrill
Don Merrill
President and Chief Executive Officer